UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                               AMENDMENT NO. 3 TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported) December 28, 2007
                                                              -----------------

                               ESCALA GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                           1-11988                    22-2365834
   --------                           -------                    ----------
(State or other               (Commission file number)        (I.R.S. employer
jurisdiction of                                              identification no.)
incorporation or
  organization)

                           5 Francis J. Clarke Circle
                                Bethel, CT 06801
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                 --------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)
                                623 Fifth Avenue
                            New York, New York 10017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

The Company and Greg Roberts have entered into an Employment Agreement, dated as of December 28, 2007 (the "New Agreement"). The New Agreement effectively amends and restates Mr. Roberts' previous employment agreement, which was to terminate February 28, 2008.

Under the New Agreement, Mr. Roberts is to serve as President of both the Coin and Trading Divisions of the Company. The New Agreement has a term commencing as of December 28, 2007 and ending June 30, 2010, and provides for the payment of a base salary from February 28, 2008 of $450,000 per annum, together with a performance bonus based on the achievement of Division-wide and Company-wide performance goals, as more fully set forth in the New Agreement. The Company also granted Mr. Roberts 75,000 restricted shares of the Company's common stock, vesting in substantially equal increments over an approximately three-year period.

The New Agreement also provides for the payment of certain amounts in the event of termination of employment under specified circumstances, including in the event of a "change of control" (as defined).

The New Agreement also provides that so long as Mr. Roberts maintains beneficial ownership of at least 400,000 shares of the Company's common stock, then he shall be entitled to nominate one member of the Board of Directors of the Company. In the event that Mr. Roberts' acquires and maintains beneficial ownership of at least 1,386,440 shares of the Company's common stock, then he shall have the right to nominate an additional member of the Board of Directors. All such persons nominated by Mr. Roberts must be reasonably acceptable to the Company.

The foregoing discussion is qualified by reference to the full text of the New Agreement, which is filed as an exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

 10.1 Employment Agreement, dated December 28, 2007, between the Company and Greg Roberts.


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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 14, 2008


                                   ESCALA GROUP INC.


                                   By: /s/ Carol Meltzer
                                       -----------------
                                       Carol Meltzer, Executive Vice President
                                       and General Counsel


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